UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

Flagstar Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan		48098
(Address of principal executive offices)		(Zip Code)

(248) 312-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2012, Flagstar Bank, FSB (the “Bank”), a wholly-owned subsidiary of Flagstar Bancorp, Inc. (the “Company”), entered into that certain Stipulation and Order of Settlement and Dismissal (the “Stipulation”) with the United States of America (the “Government”) relating to certain underwriting practices associated with loans insured by the Federal Housing Administration (the “FHA”) of the United States Department of Housing and Urban Development (“HUD”).

Pursuant to the Stipulation, the Bank agreed to comply with all applicable HUD and FHA rules related to its continued participation in the Direct Endorsement Lender program (the “DEL program”), make an initial payment of $15,000,000 within 30 business days of the effective date of the Stipulation, become obligated to make contingent payments upon the occurrence of certain future events as described below, and complete a monitoring period by an independent third party chosen by the Bank and approved by HUD. The Bank agreed to make payments of up to a total of $117,889,806 (the “Additional Payments”) if and only if each of the following events happen:

(i)	the Bank generates positive income for a sustained period, such that its deferred tax asset (the “DTA”), which has been offset by a valuation allowance (the “DTA Valuation Allowance”), is likely to be realized as evidenced by the reversal of the DTA Valuation Allowance in accordance with US GAAP;

(ii)	the Bank is able to include capital derived from the reversal of the DTA Valuation Allowance in its Tier 1 capital; and

(iii)	the Company fully repays, or otherwise settles to the satisfaction of the U.S. Department of the Treasury (the “U.S. Treasury”), the $266.7 million previously invested by the U.S. Treasury in the Company under the TARP program or, to the extent not fully repaid or settled, any such remaining amount is excluded from Tier 1 capital for purposes of calculating the Tier 1 capital ratio as discussed below.

Upon the occurrence of each of the future events described above, and within 30 business days of the occurrence of the last such event, and provided that doing so would not violate any banking regulatory requirement or the Office of the Comptroller of the Currency (“OCC”) does not otherwise object, the Bank will begin making Additional Payments provided that (i) each annual payment would be equal to the lesser of $25 million and the portion of the Additional Payments that remains outstanding after deducting any prior payments and (ii) no obligation to make such Additional Payments shall arise until the Bank's call report as filed with the OCC, including any amendments thereto, for the period ending at least six months prior to the making of such Additional Payment reflects a minimum Tier 1 capital ratio, after excluding any un-extinguished portion of TARP preferred stock, of 11% (or higher ratio if imposed by the OCC).

Subject to the Bank’s full compliance with the terms of the Stipulation, the Government immediately released the Bank and all of its current or former officers, directors, employees, affiliates and assigns from any civil or administrative claim it has or may have under various federal laws, the common law or equitable theories of fraud or mistake of fact in connection with the mortgage loans the Bank endorsed for FHA insurance during the period January 1, 2002 to date. In addition, HUD will not refuse to pay any insurance claim or seek indemnification or other relief or in connection with the mortgage loans the Bank endorsed for FHA insurance during the period January 1, 2002 to date on the basis of the conduct alleged in the complaint or referenced in the Stipulation. The Stipulation also includes default provisions, including acceleration of the Additional Payments in the event of certain changes in control and business combinations, and representations and warranties about the Bank’s financial conditions. The foregoing is only a summary of the material terms of the Stipulation, which will be filed as an exhibit to a future periodic report.

Item 2.02 Results of Operations and Financial Condition

On January 24, 2012, the Company issued a press release regarding its results of operations and financial condition for the three months and year ended December 31, 2011 (the “Earnings Release”). Subsequent to issuing the Earnings Release, the Bank entered into the Stipulation. As a result, on February 24, 2012, the Company issued a press release announcing the Stipulation and preliminary revisions to results of operations and financial condition for the three months and year ended December 31, 2011 (the “Preliminary Revised Earnings Release”). The text of the Preliminary Revised Earnings Release is included as Exhibit 99.1 to this report and incorporated herein by reference. On February 27, 2012, the Company issued a press release announcing final revisions to results of operations and financial condition for the three months and year ended December 31, 2011 (the “Final Revised Earnings Release”). The text of the Final Revised Earnings Release is included as Exhibit 99.2 to this report and incorporated herein by reference. The Company will include final financial statements and additional analyses for the three months and year ended December 31, 2011 as part of its Annual Report on Form 10-K.

The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure

On January 25, 2012, the Company held a quarterly conference call to review fourth quarter 2011 earnings and furnished a slide presentation to accompany the call (the “Presentation”). Subsequent to furnishing the Presentation, the Bank entered into the Stipulation and issued the Final Revised Earnings Release. As a result, the Company has revised certain slides in the Presentation, which are furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release of Flagstar Bancorp, Inc. dated February 24, 2012

99.2	Press release of Flagstar Bancorp, Inc. dated February 27, 2012

99.3	Flagstar Bancorp, Inc. Revised Conference Call Presentation Slides — Fourth Quarter 2011 Financial Results

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that are difficult to predict and could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Forward-looking statements contained in this Current Report on Form 8-K and any information related to expectations about future events or results are based upon information available to the Company as of the date hereof. Forward-looking statements can be identified by such words as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “expects”,

“estimates,” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements made regarding the Company's results of operations, including the timing and impact of the settlement on financial results, the fair value of the Additional Payments, current expectations, plans or forecasts of its core business drivers, credit related costs, asset quality, capital adequacy and liquidity, the implementation of the Company's business plan and growth strategies, the Bank’s compliance with the terms and conditions of the settlement, the result of improvements to the Company's servicing processes, and other similar matters.

Forward-looking statements may cause actual results to differ materially from current expectations, therefore you should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to, the Company’s Forms 10-K and Form 10-Qs: the accuracy and ability to estimate the financial impact of the settlement, including the fair value of the Additional Payments; the impact of performance and enforcement of commitments under, and provisions contained in, the settlement; and the timing of the recognition and payment of the Additional Payments. Except to the extent required under the federal securities laws and the rules and regulations promulgated by the SEC, the Company undertakes no obligation to update any such statement to reflect events or circumstances after the date on which it is made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: February 27, 2012	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Flagstar Bancorp, Inc. dated February 24, 2012

99.2	Press release of Flagstar Bancorp, Inc. dated February 27, 2012

99.3	Flagstar Bancorp, Inc. Revised Conference Call Presentation Slides — Fourth Quarter 2011 Financial Results